Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

PEABODY ANNOUNCES AMENDED AND RESTATED TRANSACTION SUPPORT AGREEMENT AND SUPPLEMENT TO OFFERING MEMORANDUM

ST. LOUIS, Dec. 31, 2020 – Peabody (NYSE: BTU) today announced that it has entered into an amended and restated Transaction Support Agreement (the “Amended and Restated Transaction Support Agreement”) with certain of its subsidiaries, each of the revolving lenders under Peabody’s credit agreement, the administrative agent under Peabody’s credit agreement, and certain holders, or investment advisors, sub-advisors, or managers of discretionary accounts that hold approximately 65 percent of its outstanding 6.000% senior secured notes due 2022 (the “Existing Notes”).

The Amended and Restated Transaction Support Agreement amends and restates the previously announced Transaction Support Agreement (the “Transaction Support Agreement”), dated December 24, 2020 (the “Effective Date”), in which the same parties agreed, among other things, to effectuate the previously announced exchange offer and consent solicitation. Under the Transaction Support Agreement, the parties agreed to endeavor to modify the Transaction Support Agreement during a limited period after the Effective Date to remedy errors, ambiguities or inconsistencies. To that end, the Amended and Restated Transaction Support Agreement clarifies certain provisions detailed in the term sheet and descriptions of notes attached as exhibits to the Transaction Support Agreement. There have been no changes to the consideration offered or the other terms and conditions of the exchange offer and consent solicitation.

In addition, Peabody issued a supplement (“Supplement No. 1”) to amend the Confidential Offering Memorandum and Consent Solicitation Statement, dated December 24, 2020 (as supplemented by Supplement No. 1 and as it may be further supplemented and amended from time to time, the “Offering Memorandum”), relating to the exchange offer and consent solicitation. Among other things, Supplement No. 1 updates the Offering Memorandum for the amendments described in the Amended and Restated Transaction Support Agreement.

The Offering Memorandum, Supplement No. 1 and other documents relating to the exchange offer and consent solicitation will only be distributed to Eligible Holders (as defined below) of Existing Notes who complete and return an eligibility form. Holders of Existing Notes who desire to obtain and complete an eligibility form should either visit the website for this purpose at https://gbsc-usa.com/eligibility/peabody or call Global Bondholder Services Corporation, the Information Agent and Exchange Agent for the Exchange Offer and Consent Solicitation, at (212) 430-3774 (for banks and brokers) or (866) 470-4500 (toll free). The complete terms and conditions of the exchange offer and consent solicitation are described in the Offering Memorandum.

Peabody will be filing a Form 8-K with the Securities and Exchange Commission (the “SEC”) regarding the Amended and Restated Transaction Support Agreement and Supplement No. 1. The Form 8-K is currently available on PeabodyEnergy.com under “Investor Relations – Presentations” and will be available on the SEC website on January 4, 2021.

Peabody (NYSE: BTU) is a leading coal producer, serving customers in more than 25 countries on six continents. We provide essential products to fuel baseload electricity for emerging and developed countries and create the steel needed to build foundational infrastructure. Our commitment to sustainability underpins our activities today and helps to shape our strategy for the future. For further information, visit PeabodyEnergy.com.

Contact:

Julie Gates

314.342.4336

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events, or developments that Peabody expects will occur in the future are forward-looking statements, including the Company’s ability to consummate the exchange offer and consent solicitation and the Company’s expectations regarding future liquidity, cash flows, mandatory debt payments and other expenditures. They may also include estimates of sales targets, cost savings, capital expenditures, other expense items, actions relating to strategic initiatives, demand for the company’s products, liquidity, capital structure, market share, industry volume, other financial items, descriptions of management’s plans or objectives for future operations and descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect Peabody’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, Peabody disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond Peabody’s control, including the ongoing impact of the COVID-19 pandemic and factors that are described in Peabody’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2019, and other factors that Peabody may describe from time to time in other filings with the SEC. You may get such filings for free at Peabody’s website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or purchase, or the solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In the case of the exchange offer and consent solicitation, the exchange offer and consent solicitation are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law. The Offering Memorandum and other documents relating to the exchange offer and consent solicitation will only be distributed to Eligible Holders of the Existing Notes who complete and return an eligibility form confirming that they are either (a) a person that is in the United States and is (i) a “Qualified Institutional Buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or (b) a person that is outside the “United States” and is (i) not a “U.S. person,” as those terms are defined in Rule 902 under the Securities Act, and (ii) a “non-U.S. qualified offeree” (as defined in the Offering Memorandum) (such holders, the “Eligible Holders”). Holders of Existing Notes who desire to obtain and complete an eligibility form should either visit the website for this purpose at https://gbsc-usa.com/eligibility/peabody or call Global Bondholder Services Corporation, the Information Agent and Exchange Agent for the Exchange Offer and Consent Solicitation at (212) 430-3774 (for banks and brokers) or (866) 470-4500 (toll free). The complete terms and conditions of the exchange offer and consent solicitation are described in the Offering Memorandum.